Exhibit 99.1

Continental Credit Card ABS 2017-1, LLC

Asset-Backed Notes

Sample Receivables Agreed-Upon Procedures

Report To:

Continental Finance Company, LLC

Continental Credit Card ABS 2017-1, LLC

4 December 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Continental Finance Company, LLC

Continental Credit Card ABS 2017-1, LLC

121 Continental Drive, Suite 108

Newark, Delaware 19713

Re:	Continental Credit Card ABS 2017-1, LLC (the “Issuer”)
Asset-Backed Notes (the “Notes”)
Sample Receivables Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Continental Finance Company, LLC (the “Servicer”), the Issuer and Natixis Securities Americas LLC (“Natixis,” together with the Servicer and Issuer, the “Specified Parties”), solely to assist the Issuer in evaluating the accuracy of certain information with respect to a pool of credit card accounts (the “Receivables”) relating to the Issuer’s securitization transaction.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with:

a.                                      An electronic data file labeled “ey1.txt” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Servicer, on behalf of the Issuer, indicated contains information as of 31 October 2017 (the “Preliminary Cut Off Date”) relating to certain receivables (the “Preliminary Receivables”) that are expected to be representative of the Receivables,

b.                                      Imaged copies of certain printed screen shots from the Servicer’s servicing system (collectively, the “Source Document”) for each Sample Receivable (as defined in Attachment A),

c.                                       The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.                                      Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Issuer is responsible for the Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Servicer, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.                                      Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.                                      Making any findings with respect to:

i.                                        Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.                                     The value of the collateral securing the Receivables,

iii.                                  Whether the originators of the Receivables complied with federal, state or local laws or regulations or

iv.                                 Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

4 December 2017

2

Attachment A

Procedures performed and our associated findings

1.                                      As instructed by the Servicer, on behalf of the Issuer, we randomly selected a sample of 200 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Servicer, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables that we were instructed to select from the Preliminary Data File.

For the purpose of the procedures described in this report, the 200 Sample Receivables are referred to as Sample Receivable Numbers 1 through 200.

2.                                      For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics

Sample Characteristic	Preliminary Data File Field Name	Note

Account Number	unique_id	i.

State	borrower_state	ii.

Open date	open_date

Account age	account_age	iii.

APR	apr

Credit limit	credit_limit	ii.

Card type	card_type	iv.

Credit score	VantageScore2

Notes:

i.                                          For identification purposes only.

ii.                                       The Servicer, on behalf of the Issuer, indicated that the Source Documents for certain Sample Receivables contained account activity which occurred after the Preliminary Cut Off Date.  For the purpose of comparing the state and credit limit Sample Characteristics for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to only consider account activity shown on the Source Document which occurred on or prior to the Preliminary Cut Off Date.

iii.                                    For the purpose of comparing the account age Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to recalculate the account age as the difference in days between the:

a.                                      Preliminary Cut Off Date and

b.                                      Open date, as shown on the Source Document.

Exhibit 1 to Attachment A

iv.                                   For the purpose of comparing the card type Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to note agreement in accordance with the decode table that is shown below:

Preliminary Data File Value	Source Document Value

0 — Secured	0000

1 — Partial	0000

2 — UnSecured	2000

2 — UnSecured	4000

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, that are described in the notes above.